UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant To

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2011 (September 14, 2011)

CUBESMART

CUBESMART, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54662	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

460 E. Swedesford Road, Suite 3000

Wayne, Pennsylvania 19087

(Address of Principal Executive Offices)

(610) 293-5700

(Registrant’s telephone number, including area code)

U-Store-It Trust (CubeSmart)

U-Store-It, L.P. (CubeSmart, L.P.)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 14, 2011, the Company amended its declaration of trust to effect a change in its name from “U-Store-It Trust” to “CubeSmart.” No other changes were made to the declaration of trust. A copy of the amendment is filed as Exhibit 3.1 to this Form 8-K and incorporated in this Item 5.03 by reference. Effective September 19, 2011, the Company’s common shares will trade on the New York Stock Exchange under the listing symbol “CUBE.”

The Bylaws of the Company, as restated solely to reflect the change in the Company’s name, are filed as Exhibit 3.2 to this Form 8-K and incorporated in this Item 5.03 by reference.

Also on September 14, 2011, U-Store-It, L.P., the limited partnership through which CubeSmart owns its assets and conduct its operations (the “Operating Partnership”), amended its certificate of limited partnership to effect a change in its name to “CubeSmart, L.P.” No other changes were made to the certificate of limited partnership. A copy of the amendment is filed as Exhibit 3.3 to this Form 8-K and incorporated in this Item 5.03 by reference.

The Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Partnership Agreement”) was also amended on September 14, 2011 to reflect the change in the Operating Partnership’s name. No other changes to the Partnership Agreement were included in the amendment. A copy of the amendment is filed as Exhibit 3.4 to this Form 8-K and incorporated in this Item 5.03 by reference.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment of Declaration of Trust of CubeSmart, dated September 14, 2011.
3.2	Third Amended and Restated Bylaws of CubeSmart, effective September 14, 2011.
3.3	Amendment No. 1 to Certificate of Limited Partnership of CubeSmart, L.P., dated September 14, 2011.
3.4	Amendment No. 1 to Second Amended and Restated Agreement of Limited Partnership of CubeSmart, L.P., dated September 14, 2011.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: September 16, 2011	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Senior Vice President – Chief Legal Officer

CUBESMART, L.P.

Date: September 16, 2011	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Senior Vice President – Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment of Declaration of Trust of CubeSmart, dated September 14, 2011.
3.2	Third Amended and Restated Bylaws of CubeSmart, effective September 14, 2011.
3.3	Amendment No. 1 to Certificate of Limited Partnership of CubeSmart, L.P., dated September 14, 2011.
3.4	Amendment No. 1 to Second Amended and Restated Agreement of Limited Partnership of CubeSmart, L.P., dated September 14, 2011.